Exhibit 99.2

First Quarter 2007 Earnings Presentation Gary Black Chief Executive Officer April 26, 2007 Greg Frost Senior Vice President and Chief Financial Officer C-0407-179 7-15-07

Highlights (1) 1Q 2007 GAAP EPS of $0.19 flat compared to 4Q 2006, and up versus $0.17 in 1Q 2006 Total company long-term net flows for 1Q 2007 of $3.1 billion versus $(0.7) billion in 4Q 2006 Breakeven Janus (ex-INTECH) long-term net flows and INTECH net flows of $3.1 billion Assets Under Management (“AUM”) at March 31, 2007 of $176.2 billion up 5% for the quarter Relative performance remains strong across multiple time periods 74%, 73%, and 76% of JIF funds in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of March 31, 2007 (2) Investment Management (“IM”) operating margin of 27.8% in 1Q 2007 up from 25.6% in 4Q 2006 Repurchased $200.2 million of JNS stock in 1Q 2007 at an average price per share of $21.22, resulting in a net share reduction of 4.2% in the quarter Additional 4% INTECH purchase brings Janus’ ownership to approximately 86.5% Notes: The amounts presented and the discussions of our results on our Earnings Call are on a GAAP basis, unless otherwise indicated. Data presented reflects past performance which is no guarantee of future results. Please see p. 8 and 22-25 for complete Lipper rankings, Morningstar ratings and performance.

Note: Long-term net flows depicted exclude money market flows. Net Outflows Net Inflows Breakeven Janus ex-INTECH net flows contribute to positive total company long-term net flows Total company long-term net flows of $3.1 billion in 1Q 2007 Breakeven Janus (ex-INTECH) long-term net flows in 1Q 2007 include a $0.9 billion legacy sub-advised redemption 1Q 2007 INTECH net flows of $3.1 billion Total Company Long-Term Net Flows by Quarter (1) ($ in billions) INTECH Net Flows by Quarter ($ in billions) Janus (ex-INTECH) Long-Term Net Flows by Quarter (1) ($ in billions) ($5.9) ($0.9) ($0.5) ($3.0) ($1.8) ($4.3) ($0.0) ($3.4) ($8.0) ($6.0) ($4.0) ($2.0) $0.0 2Q 2005 3Q 2005 4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 $3.8 $3.6 $3.1 $1.7 $2.6 $4.0 $5.2 $5.1 $0.0 $2.0 $4.0 $6.0 $8.0 2Q 2005 3Q 2005 4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 ($2.1) $4.3 $3.5 ($0.4) ($0.7) $3.1 $1.7 ($0.1) ($8.0) ($4.0) $0.0 $4.0 $8.0 2Q 2005 3Q 2005 4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007

Flows by Channel (1) ($ in billions, unless otherwise stated) Net sales improvement in retail, intermediary and international Institutional (AUM $59.0 billion) (2) Retail (AUM $51.1 billion) Notes: Annualized sales and redemption rates calculated as a percentage of beginning of period assets. Assets and flows depicted exclude Institutional Money Market. International (AUM $12.3 billion) Domestic Intermediary (AUM $46.5 billion) Gross Redemptions Gross Sales Net Sales $3.5 $2.8 $2.7 $3.0 $4.2 ($5.0) ($4.0) ($2.8) ($6.3) ($4.2) ($12) ($8) ($4) $0 $4 $8 1Q06 2Q06 3Q06 4Q06 1Q07 $3.2 $4.0 $2.2 $2.7 $4.9 ($1.4) ($0.6) ($0.8) ($1.6) ($1.2) ($4) ($2) $0 $2 $4 $6 $8 1Q06 2Q06 3Q06 4Q06 1Q07 $2.9 $1.7 $1.2 $1.9 $2.3 ($2.3) ($2.4) ($2.0) ($2.2) ($2.5) ($6) ($3) $0 $3 $6 1Q06 2Q06 3Q06 4Q06 1Q07 31% 23% 25% 27% 38% 36% 42% 26% 56% 38% 40% 55% 48% 57% 51% 62% 63% 28% 79% 79% 20% 16% 10% 15% 24% 20% 20% 17% 19% 21% 47% 23% 19% 31% 23% 14% 5% 7% 13% 9%

Growth performed in-line with Value in 1Q 2007 (1) (Russell 1000® Growth vs. Russell 1000® Value) Source: Confluence (2007) Market performance in 1Q 2007 muted compared to 4Q 2006 (1) Notes: Data presented reflects past performance, which is no guarantee of future results. Federal Reserve announcement on August 8, 2006. For the 8/8/2006 - 3/31/2007 period, the Russell 1000® Growth return was 14.38% and Russell 1000® Value return was 13.41%. The gap between Growth and Value is narrowing Source: Confluence (2007) Growth flows improving, as relative returns catch up to Value (Monthly net flows for domestic mutual funds in $ billions, April 2006 – March 2007) Source: Strategic Insight, Simfund (2007) Strong equity flow momentum continues in 1Q 2007 (Monthly net flows for mutual funds in $ billions, April 2006 – March 2007) Source: Strategic Insight, Simfund (2007) Since the Fed announced it would not raise rates in August 2006, the Russell 1000® Growth has outperformed the Russell 1000® Value by 97 bps (2) ($12) ($8) ($4) $0 $4 $8 Apr'06 May'06 Jun'06 Jul'06 Aug'06 Sep'06 Oct'06 Nov'06 Dec'06 Jan'07 Feb'07 Mar'07 Growth Value Growth minus Value 7.1% 5.9% 1.2% 8.0% 16.8% 1.2% -6.0% -1.0% 4.0% 9.0% 14.0% 19.0% 24.0% LTM Return 4Q 2006 Return 1Q 2007 Return Russell 1000® Growth Russell 1000® Value ` Key Indices (Cumulative returns over designated periods) LTM 4Q 2006 1Q 2007 S&P 500 ® 11.8% 6.7% 0.6% Russell 1000 ® Growth 7.1% 5.9% 1.2% Russell 1000 ® Value 16.8% 8.0% 1.2% MSCI World sm 15.4% 8.4% 2.5% MSCI EAFE ® 20.2% 10.4% 4.1% MSCI EAFE ® Growth 17.8% 9.4% 4.9% MSCI EAFE ® Value 22.6% 11.3% 3.2% ($5) $5 $15 $25 $35 $45 $55 Apr'06 May'06 Jun'06 Jul'06 Aug'06 Sep'06 Oct'06 Nov'06 Dec'06 Jan'07 Feb'07 Mar'07 Equity Fixed Income

Janus continues to deliver strong investment performance Janus products continue to outperform peers across multiple time periods (1) 70%, 73% and 53% of Janus-managed JIF equity funds in the top Lipper quartile on a 1-, 3-, and 5-year total return basis, respectively, as of March 31, 2007 59% of JIF funds have a 4 or 5 star Morningstar overall rating at March 31, 2007, based on risk-adjusted returns Janus’ strong performance is being recognized throughout the industry Barron’s ranked Janus in the top ten mutual fund families in 2006 based on asset-weighted performance, in their annual survey published on February 5, 2007 Eight Janus funds named “Category Kings” across five categories by The Wall Street Journal in their “Mutual Funds Quarterly Review” published on April 3, 2007 (2) Janus Overseas Fund named winner of the 2007 Lipper Fund Award – “Best Individual Funds 2007” for the international multi-cap growth classification for the second consecutive year, in an article published on March 22, 2007 Janus Contrarian Fund named in SmartMoney’s 35 Best Mutual Funds as the top rated fund in the multi-cap category on February 1, 2007 (3) Notes: Performance reported as of 3/31/2007. Data presented reflects past performance, which is no guarantee of future results. See p. 8 and 22-25, for complete Lipper rankings, Morningstar ratings and performance. Percentile ranking calculations exclude Janus Money Market Funds. Ranked by 1-year total return (changes in net asset values with reinvested distributions) as of March 31, 2007. Rating is based on before / after tax performance, turnover rates and expenses.

Over 70% of JIF funds in the top two Lipper quartiles on a 1-, 3-, and 5-year basis, as of March 31, 2007 (1) Past performance is no guarantee of future results. (1) References Lipper relative performance on a 1-, 3-, and 5-year basis as of 3/31/2007. (2) JIF Funds do not include Janus Capital Funds, Janus Adviser Series, Janus Aspen Series, Sub-advised and Money Markets. (3) Janus-Managed JIF Equity Funds also do not include JIF Value Funds, JIF Income Funds, and INTECH Risk-Managed Stock Fund. As of 3/31/2007, the number of funds in the Janus Investment Funds is 27. Funds not ranked by Lipper are not included in the analysis. Funds are ranked within their corresponding Lipper classification for the specified time period. See p. 8 for complete Lipper rankings. 1-Year Basis 3-Year Basis Percent of Funds in Top 2 Lipper Quartiles Based on Total Returns All JIF Funds (2) Janus- Managed JIF Equity Funds (3) 5-Year Basis 33% 36% 36% 43% 43% 29% 27% 41% 29% 33% 64% 72% 76% 77% 62% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/06 6/30/06 9/30/06 12/31/06 3/31/07 Percent of Janus Investment Funds . 56% 63% 63% 67% 73% 19% 25% 25% 20% 13% 88% 87% 87% 88% 75% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/06 6/30/06 9/30/06 12/31/06 3/31/07 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 48% 52% 48% 50% 55% 17% 26% 30% 23% 18% 78% 73% 65% 78% 73% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/06 6/30/06 9/30/06 12/31/06 3/31/07 Percent of Janus Investment Funds . 1st Quartile 2nd Quartile 47% 44% 53% 53% 25% 44% 27% 33% 44% 20% 69% 80% 87% 88% 67% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/06 6/30/06 9/30/06 12/31/06 3/31/07 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile

Six JIF equity funds across five Lipper categories in the top decile on a 1-, 3-, and 5-year total return basis *Closed to new investors. ‡ In accordance with NASD regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year. Past performance is no guarantee of future results. Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. (1) Ranking is for the investor share class only; other classes may have different performance characteristics. (2) AUM for the asset allocation funds are not reported separately as they have been reflected in the respective underlying funds. If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period. Lipper Quartile: 1st 2nd 3rd 4th 3/31/07 PM Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / AUM ($mms) Inception Lipper Category Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Growth Funds Janus Fund 11,393 $ Jan-06 Large-Cap Growth Funds 7 47 / 722 16 97 / 613 33 163 / 503 40 76 / 190 6 42 / 711 Janus Twenty Fund* 9,805 $ Aug-97 Large-Cap Growth Funds 3 15 / 722 1 1 / 613 1 3 / 503 2 2 / 190 2 4 / 225 Janus Research Fund 4,032 $ Jan-06 Large-Cap Growth Funds 2 14 / 722 3 13 / 613 7 32 / 503 2 3 / 190 3 17 / 711 Janus Orion Fund 3,468 $ Jun-00 Multi-Cap Growth Funds 12 55 / 493 2 6 / 396 5 15 / 319 - - 31 68 / 225 Janus Enterprise Fund 1,836 $ Jan-02 Mid-Cap Growth Funds 9 53 / 622 9 42 / 497 8 29 / 394 48 77 / 161 12 45 / 386 Janus Venture Fund* 1,512 $ Jan-01 Small-Cap Growth Funds 2 6 / 534 5 18 / 438 7 23 / 368 27 39 / 146 17 53 / 319 Janus Global Research Fund 146 $ Feb-05 Multi-Cap Growth Funds 4 18 / 493 - - - - - - 2 6 / 418 Janus Triton Fund 116 $ Jun-06 Small-Cap Growth Funds 21 108 / 534 - - - - - - Core Funds Janus Growth and Income Fund 6,457 $ Dec-03 Large-Cap Core Funds 98 779 / 800 19 125 / 669 29 163 / 567 3 7 / 253 20 127 / 656 Janus Contrarian Fund 5,998 $ Feb-00 Multi-Cap Core Funds 1 5 / 893 1 1 / 656 1 2 / 476 - - 11 36 / 331 Janus Balanced Fund 2,519 $ Apr-05 Mixed-Asset Target Alloc. Mod. Funds 69 291 / 423 21 63 / 312 40 84 / 212 6 6 / 112 16 60 / 383 Janus Fundamental Equity Fund 1,030 $ Apr-05 Large-Cap Core Funds 94 751 / 800 2 10 / 669 7 35 / 567 1 2 / 253 4 23 / 739 INTECH Risk-Managed Stock Fund 563 $ Feb-03 Multi-Cap Core Funds 57 503 / 893 15 98 / 656 - - - - 29 158 / 559 Global/International Funds Janus Overseas Fund 7,355 $ Jun-03 International Funds 1 3 / 986 1 1 / 807 7 41 / 668 4 11 / 278 1 1 / 749 Janus Worldwide Fund 4,413 $ Jun-04 Global Funds 32 128 / 402 94 284 / 302 97 231 / 238 74 74 / 100 79 242 / 306 Janus Global Technology Fund 880 $ Jan-06 Science & Technology Funds 24 69 / 288 30 77 / 262 49 119 / 242 - - 31 88 / 288 Janus Global Life Sciences Fund 848 $ Dec-98 Health/Biotechnology Funds 84 148 / 177 43 67 / 158 50 70 / 139 - - 37 18 / 48 Janus Global Opportunities Fund 151 $ Jun-01 Global Funds 63 251 / 402 92 276 / 302 75 179 / 238 - - 23 49 / 213 Value Funds Janus Mid Cap Value Fund - Inv (1) 5,626 $ Aug-98 Mid-Cap Value Funds 48 143 / 299 59 136 / 230 43 75 / 176 - - 6 4 / 68 Janus Small Cap Value Fund - Inv.* (1) 1,014 $ Feb-97 Small-Cap Core Funds 22 154 / 711 70 378 / 546 79 342 / 435 15 20 / 136 14 18 / 132 Income Funds Janus Flexible Bond Fund 756 $ Dec-91 Intermediate Inv Grade Debt Funds 35 181 / 517 55 241 / 438 16 60 / 379 33 57 / 172 4 2 / 54 Janus High-Yield Fund 575 $ Dec-03 High Current Yield Funds 31 135 / 445 41 155 / 382 67 210 / 315 16 20 / 126 43 160 / 376 Janus Short-Term Bond Fund 172 $ Jun-03 Short Investment Grade Debt Funds 55 131 / 241 41 81 / 200 43 62 / 146 39 31 / 80 25 45 / 181 Janus Federal Tax-Exempt Fund 95 $ Feb-05 General Muni Debt Funds 48 116 / 241 72 167 / 233 67 145 / 217 83 114 / 137 50 116 / 234 Asset Allocation Funds Janus Smart Portfolio-Growth (2) N/A Dec-05 Mixed-Asset Target Alloc. Growth Funds 11 66 / 611 - - - - - - 8 47 / 601 Janus Smart Portfolio-Moderate (2) N/A Dec-05 Mixed-Asset Target Alloc. Mod. Funds 18 75 / 423 - - - - - - 10 39 / 417 Janus Smart Portfolio-Conservative (2) N/A Dec-05 Mixed-Asset Target Alloc. Cons. Funds 11 38 / 364 - - - - - - 4 12 / 343 Janus Investment Fund ("JIF") 1-Year 10-Year 3-Year 5-Year Lipper Rankings Based on Total Returns as of 3/31/07 Since PM Inception ‡

Financials Greg Frost Senior Vice President and Chief Financial Officer

1Q 2007 Financial overview (1) 1Q 2007 GAAP EPS of $0.19 flat compared to 4Q 2006, and up versus $0.17 in 1Q 2006 IM operating margin of 27.8% up from 25.6% in 4Q 2006 Average AUM of $172.1 billion and IM revenue of $247.9 million up versus 4Q 2006 average AUM of $165.1 billion and IM revenue of $241.2 million IM operating expenses of $179.0 million in 1Q 2007 decreased by $0.5 million versus 4Q 2006 1Q 2007 IM employee compensation and benefits up $4.5 million from 4Q 2006 primarily due to severance expenses of $3.4 million General and administrative expenses down $2.8 million versus 4Q 2006 on lower legal and technology spending Completed $200.2 million of stock buybacks in 1Q 2007 at an average price of $21.22 per share Purchased an additional 4% stake in INTECH for $81.0 million (2) Notes: The amounts presented and the discussions of our results on our Earnings Call are on a GAAP basis, unless otherwise indicated. Purchase expected to add approximately $0.7 million per quarter of intangible amortization to IM operating expenses, offset by a decrease in minority interest.

Janus continues to return excess cash to shareholders Completed second $500 million stock buyback authorization 1Q 2007 buyback activity $200 million of repurchases 9.4 million shares repurchased $21.22 average price per share 4.2% net share reduction 22.6% net share reduction since beginning of 3Q 2004 Janus cumulative stock buyback activity since 2Q 2004 (Amount of buybacks in $ millions, shares outstanding in millions) $42 $84 $184 $239 $341 $376 $501 $606 $744 $1,069 $869 $869 $200 $744 $606 $341 $239 $84 $42 $184 $376 $501 $138 $42 $42 $100 $55 $102 $35 $125 $105 $125 185.3 193.5 199.3 206.8 211.6 216.0 217.5 224.3 228.0 234.4 236.3 239.4 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 Amount of Stock Buybacks ($ mm) 0 50 100 150 200 250 EOP Shares Outstanding (mm) Cumulative Buyback Quarterly Stock Buyback EOP Shares Outstanding

Janus today Positive total company long-term net flows and breakeven Janus (ex-INTECH) long-term net flows Investments in intermediary and international distribution are paying off Strong relative investment performance across investment disciplines (1) Improving operating margin Returning excess cash to shareholders Further alignment of Janus and INTECH through purchase of additional 4% stake Company-wide progress and improved performance are being recognized throughout the industry Data presented reflects past performance, which is no guarantee of future results. Note: References to performance reported as of 3/31/2007. Please see p. 8 and 22-25 for complete Lipper rankings, Morningstar ratings and performance.

Safe harbor statement This presentation includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2006, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results express or implied therein will not be realized.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH), and Capital Group Partners, Inc. Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC. INTECH is a subsidiary of Janus Capital Group Inc. Indexes are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Morgan Stanley Capital International Worldsm Index (MSCI Developed World Index) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE® Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East. The Morgan Stanley Capital International EAFE® Growth Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as growth securities. The Morgan Stanley Capital International EAFE® Value Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as value securities. Differences between compared investments may include objectives, sales and management fees, liquidity, volatility, tax features and other features, which may result in differences in performance. Janus funds distributed by Janus Distributors LLC (04/07) Other important disclosures

Appendix

AUM by investment discipline and distribution channel Value ($10.8bn) Domestic Intermediary ($46.5bn) $176.2 billion in AUM as of 3/31/07 By Investment Discipline By Distribution Channel Growth / Blend ($68.2bn) Money Market ($9.0bn) Global / International ($17.1bn) Fixed Income ($4.8bn) Mathematical ($66.3bn) Institutional ($66.2bn) Retail ($51.1bn) International ($12.3bn) 7% 29% 26% 38% 5% 10% 3% 6% 37% 39%

1Q 2007 EPS of $0.19 flat to 4Q 2006 and up 11.8% from 1Q 2006

Consolidated Entity

($ in millions, except AUM and per share data)	Quarter Ended March 31, 2007	Quarter Ended December 31, 2006	Variance (%)	Quarter Ended March 31, 2007	Quarter Ended March 31, 2006	Variance (%)
Average AUM ($ in billions)	$ 172.1	$ 165.1	4.2%	$ 172.1	$ 154.4	11.5%
Investment Management Segment						
Revenue	$ 247.9	$ 241.2	2.8%	$ 247.9	$ 232.5	6.6%
Operating expenses	179.0	179.5	-0.3%	179.0	169.6	5.5%
Operating income	68.9	61.7	11.7%	68.9	62.9	9.5%
Investment management operating margin	27.8%	25.6%		27.8%	27.1%	
Printing and Fulfillment Segment						
Revenue	23.5	24.7	-4.9%	23.5	23.6	-0.4%
Operating expenses	28.2	27.1	4.1%	28.2	27.3	3.3%
Printing and fulfillment operating loss	(4.7)	(2.4)	95.8%	(4.7)	(3.7)	27.0%
Consolidated operating income	64.2	59.3	8.3%	64.2	59.2	8.4%
Interest expense	(9.5)	(10.0)	-5.0%	(9.5)	(7.0)	35.7%
Other income, net	7.1	14.0	-49.3%	7.1	9.0	-21.1%
Income tax provision	(21.8)	(21.8)	0.0%	(21.8)	(22.2)	-1.8%
Equity earnings of unconsolidated affiliate	1.7	1.7	0.0%	1.7	1.7	0.0%
Minority interest in consolidated earnings	(6.1)	(5.5)	10.9%	(6.1)	(5.4)	13.0%
Net income	$ 35.6	$ 37.7	-5.6%	$ 35.6	$ 35.3	0.8%
Diluted earnings per share	$ 0.19	$ 0.19	0.0%	$ 0.19	$ 0.17	11.8%
Weighted average diluted shares outstanding (in millions)	188.6	196.0	-3.8%	188.6	211.7	-10.9%

17

IM operating margins continue to improve Investment Management Segment Note: Includes private account and mutual fund performance fees. Mutual fund performance fee detail is presented on p. 19. March 31, December 31, Variance March 31, March 31, Variance  ($ in millions, except AUM and per share) 2007 2006 (%) 2007 2006 (%) Average AUM ($ in billions) 172.1 $ 165.1 $ 4.2% 172.1 $ 154.4 $ 11.5% Revenue Investment management fees 200.9 $ 194.1 $ 200.9 $ 185.6 $ Performance fees (1) 2.5 2.4 2.5 4.2 Other 44.5 44.7 44.5 42.7 Total revenue 247.9 241.2 2.8% 247.9 232.5 6.6% Basis points Investment management fees 47.3 46.6 47.3 48.8 Investment management fees and performance fees 47.9 47.2 47.9 49.9 Operating expenses Employee compensation and benefits 87.4 82.9 87.4 83.4 Long-term incentive compensation 18.7 20.7 18.7 22.0 Marketing and advertising 5.1 8.6 5.1 5.4 Distribution 30.6 30.1 30.6 26.8 Depreciation and amortization 7.1 7.8 7.1 8.3 General, administrative and occupancy 30.2 33.0 30.2 33.7 Restructuring and impairments 0.4 0.5 0.4 - Mutual fund investigation recoveries (0.5) (4.1) (0.5) (10.0) Total operating expense 179.0 179.5 -0.3% 179.0 169.6 5.5% Operating income 68.9 $ 61.7 $ 11.7% 68.9 $ 62.9 $ 9.5% Operating margin 27.8% 25.6% 27.8% 27.1% Quarter Ended Quarter Ended

Mutual funds with performance-based advisory fees Past performance is no guarantee of future results. Please refer to footnotes on p. 20. Mutual Funds with Performance Fees (1) (AUM $ in millions, performance fees $ in thousands) EOP AUM Base Performance Annual Performance 1Q 2007 P&L Impact 3/31/2007 Benchmark Fee Fee (2) Hurdle vs. Benchmark of Performance Fees Contrarian Funds (3) Janus Contrarian Fund $5,998.3 S&P 500 ® Index 0.64% ± 15 bps ± 7.00% $947.4 Janus Adviser Contrarian Fund $61.9 S&P 500 ® Index 0.64% ± 15 bps ± 7.00% $2.9 Worldwide Funds (3) Janus Worldwide Fund $4,412.9 MSCI World sm Index 0.60% ± 15 bps ± 6.00% ($4.8) Janus Adviser Worldwide Fund $138.7 MSCI World sm Index 0.60% ± 15 bps ± 6.00% ($2.4) Janus Aspen Worldwide Growth Portfolio $1,403.9 MSCI World sm Index 0.60% ± 15 bps ± 6.00% ($0.6) Research Fund (3) Janus Research Fund $4,032.0 Russell 1000 ® Growth Index 0.64% ± 15 bps ± 5.00% $191.4 Global Research Fund (4,5) Janus Global Research Fund $145.9 Russell 1000 ® Index / MSCI World Growth Index 0.64% ± 15 bps ± 6.00% $27.7 International Equity Fund (6) Janus Adviser International Equity Fund $4.1 MSCI EAFE ® Index 0.68% ± 15 bps ± 7.00% N/A Risk-Managed Funds (4) INTECH Risk-Managed Stock Fund $562.6 S&P 500 ® Index 0.50% ± 15 bps ± 4.00% ($133.3) Janus Adviser INTECH Risk-Managed Core Fund $173.3 S&P 500 ® Index 0.50% ± 15 bps ± 4.00% ($27.2) Janus Aspen INTECH Risk-Managed Core Portfolio $16.3 S&P 500 ® Index 0.50% ± 15 bps ± 4.00% ($5.9) Mid-Cap Value Funds (3,7) Janus Mid Cap Value Fund $6,786.6 Russell Midcap Value ® Index 0.64% ± 15 bps ± 4.00% ($733.4) Janus Adviser Mid Cap Value Fund $507.9 Russell Midcap Value ® Index 0.64% ± 15 bps ± 4.00% ($41.5) Janus Aspen Mid Cap Value Portfolio $84.1 Russell Midcap Value ® Index 0.64% ± 15 bps ± 4.00% ($16.6) Total $24,328.4 $203.9

Mutual funds with performance-based advisory fees (cont’d) Notes: The funds listed have a performance-based investment advisory fee that adjusts upward or downward based on each fund’s performance relative to an approved benchmark index over a performance measurement period. Please see the Funds’ Statement of Additional Information for more details. Actual performance measurement periods used for calculating the performance fees are from 12 months up to 36 months, and then over 36 month rolling periods. Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. “Bps” represents and is defined as basis points. The performance measurement period began on 2/1/2006 and the performance adjustment was implemented as of 2/1/2007. The performance measurement period began on 1/1/2006 and the performance adjustment was implemented as of 1/1/2007. Effective December 31, 2006, Janus Research Fund changed its name to Janus Global Research Fund. Effective January 1, 2007, Janus Global Research Fund will benchmark its performance to the MSCI World Growth Index. This index will be used to calculate the Fund’s performance adjustment to the investment advisory fee for periods after January 1, 2007. The Russell 1000® Index will be used to calculate the performance adjustment to the investment advisory fee for periods prior to January 1, 2007. The performance measurement period began on 12/1/2006 and the performance adjustment will be implemented as of 12/1/2007. Performance fees paid by the Fund are split 50/50 (net of any reimbursements of expenses incurred or waived by Janus Capital) with Perkins, Wolf, McDonnell, and Company LLC., sub-adviser for the Mid Cap Value funds. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth rates. The Morgan Stanley Capital International (MSCI) World Growth Index is a subset of the Morgan Stanley Capital Worldsm Index which is a market capitalization weighted index composed of companies representative of the market structure of developed market countries around the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Performance-based accelerated vesting will have an impact on LTI amortization Notes: Schedule does not include future LTI awards. Includes reduction in expense related to estimated forfeitures. EPS growth for the 2007 grant is calculated excluding the expense decrease related to the 2002 5% grant becoming fully amortized. Includes $7 million of amortization in 1Q 2007 related to the 2002 5% grant, other grants with no performance vesting, and grants made to executives which will not vest if targeted EPS growth is not met. Long-Term Incentive Compensation Amortization (1, 2) ($ in millions) Implied original grant value % remaining to vest Amount remaining to vest <10% 10% - 15% 15% - 20% 20% - 25% 25% - 50% >50% % amortized based on EPS growth 25% 30% 35% 40% 45% 50% 2005 grant 15.6 $ 35% 5.5 $ 3.9 $ 4.7 $ 5.5 $ 5.5 $ 5.5 $ 5.5 $ 2006 grant 39.2 60% 23.5 9.8 11.5 13.2 14.9 16.6 18.3 2007 grant (3) 30.4 100% 30.4 7.6 9.1 10.6 12.1 13.6 15.1 All other (4) n/a 43.5 14.8 22.2 23.6 24.8 26.1 27.3 2007 EPS Growth Assumption

Morningstar Rating™ based on risk-adjusted returns as of March 31, 2007

Janus Investment Fund ("JIF")

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

Fund	Category	Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating	
		Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Janus Fund	Large Growth Funds	★★★	1390	★★★★	1390	★★★	1118	★★★	454
Janus Enterprise Fund	Mid-Cap Growth Funds	★★★★	829	★★★★★	829	★★★★★	679	★★	274
Janus Growth and Income Fund	Large Growth Funds	★★★★★	1390	★★★★	1390	★★★★	1118	★★★★★	454
Janus Research Fund	Large Growth Funds	★★★★	1390	★★★★	1390	★★★★	1118	★★★★	454
Janus Orion Fund	Mid-Cap Growth Funds	★★★★★	829	★★★★★	829	★★★★★	679		N/A
Janus Twenty Fund[1]	Large Growth Funds	★★★★★	1390	★★★★★	1390	★★★★★	1118	★★★★	454
Janus Venture Fund[1]	Small Growth Funds	★★★★	621	★★★★	621	★★★★	513	★★★	220
Janus Triton Fund	Small Growth Funds		N/A		N/A		N/A		N/A
Janus Global Research Fund	Large Growth Funds		N/A		N/A		N/A		N/A
Janus Global Life Sciences Fund	Specialty-Health Funds	★★★	186	★★★	186	★★★	166		N/A
Janus Global Technology Fund	Specialty-Technology Funds	★★★	288	★★★★	288	★★★	265		N/A
Janus Overseas Fund	Foreign Large Growth Funds	★★★★★	201	★★★★★	201	★★★★★	176	★★★★	74
Janus Worldwide Fund	World Stock Funds	★★	412	★	412	★	344	★★	158
Janus Global Opportunities Fund	World Stock Funds	★★	412	★	412	★★	344		N/A
Janus Balanced Fund	Moderate Allocation Funds	★★★★	871	★★★★	871	★★★	650	★★★★	358
INTECH Risk-Managed Stock Fund	Large Blend Funds	★★★★★	1589	★★★★★	1589		N/A		N/A
Janus Fundamental Equity Fund	Large Blend Funds	★★★★★	1589	★★★★★	1589	★★★★	1249	★★★★★	530
Janus Contrarian Fund	Large Blend Funds	★★★★★	1589	★★★★★	1589	★★★★★	1249		N/A
Janus Mid Cap Value Fund - Investor Shares[2]	Mid-Cap Value Funds	★★★★	276	★★★	276	★★★★	204		N/A
Janus Small Cap Value Fund - Investor Shares[1,2]	Small Value Funds	★★★	310	★★★	310	★★	238	★★★★	79
Janus Federal Tax-Exempt Fund	Muni National Long Funds	★★	271	★★★	271	★★	260	★★	191
Janus Flexible Bond Fund	Intermediate-Term Bond Funds	★★★	947	★★★	947	★★★★	779	★★★	390
Janus High-Yield Fund	High Yield Bond Funds	★★★★	463	★★★	463	★★★	385	★★★★	162
Janus Short-Term Bond Fund	Short-Term Bond Funds	★★★	377	★★★	377	★★★	261	★★★	159
Janus Smart Portfolio-Growth	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Moderate	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Conservative	Conservative Allocation Funds		N/A		N/A		N/A		N/A
Percent of funds rated 4 or 5 Stars		59.1%		59.1%		52.4%		53.3%	

Data presented reflects past performance, which is no guarantee of future results.

Notes: [1]Closed to new investors. [2]Rating is for this share class only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

22

Latest fund performance Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance. Total returns include reinvestment of dividends and capital gains. Please see footnotes on the following pages. Janus Investment Fund ("JIF") Inception Life of Date 1 Year 3 Year 5 Year 10 Year Fund Gross Net Growth Funds Janus Fund 2/70 8.12 8.39 3.46 6.47 13.73 0.91 -- Janus Twenty Fund (2) 4/85 11.90 13.97 9.55 10.02 13.39 0.92 -- Janus Research Fund (3) 5/93 12.11 10.33 6.42 9.97 12.73 0.98 -- Janus Orion Fund 6/00 10.85 17.61 12.01 -- 0.53 1.01 -- Janus Enterprise Fund 9/92 9.86 14.81 11.30 9.44 11.59 1.00 -- Janus Venture Fund (2) 4/85 11.23 14.27 12.17 12.24 13.80 0.91 -- Janus Global Research Fund (3,4,5) 2/05 15.71 -- -- -- 21.24 1.16 -- Janus Triton Fund (6) 2/05 4.65 -- -- -- 18.74 1.11 -- Core Funds Janus Growth and Income Fund 5/91 2.80 10.43 6.05 10.74 13.06 0.89 -- Janus Contrarian Fund (3,7) 2/00 20.38 21.94 16.08 -- 11.07 0.95 -- Janus Balanced Fund 9/92 8.05 8.86 6.74 9.70 11.17 0.82 -- Janus Fundamental Equity Fund (8) 6/96 4.41 13.18 7.66 11.60 12.56 0.92 -- INTECH Risk-Managed Stock Fund (3,5,9) 2/03 9.34 12.42 -- -- 17.98 0.92 -- Global/International Funds Janus Overseas Fund (5,8,10) 5/94 26.45 28.86 19.99 13.94 15.26 0.92 -- Janus Worldwide Fund (3,5,11) 5/91 16.10 8.82 4.75 6.58 11.38 0.87 -- Janus Global Technology Fund (5,8) 12/98 4.22 7.36 3.28 -- 3.83 1.13 -- Janus Global Life Sciences Fund (5,8) 12/98 (1.89) 7.11 4.66 -- 9.25 1.02 -- Janus Global Opportunities Fund (5) 6/01 12.27 9.83 8.41 -- 10.10 1.17 -- Value Funds Janus Mid Cap Value Fund - Inv. (3,8,12) 8/98 13.65 14.09 12.40 -- 17.56 0.97 -- Janus Small Cap Value Fund - Inv. (2,13) 10/87 8.44 10.88 9.01 14.44 14.40 1.05 -- Income Funds Janus Flexible Bond Fund (8,14,15) 7/87 6.32 2.87 5.54 6.02 7.46 0.83 -- Janus High-Yield Fund (5,8,14,16) 12/95 10.72 7.99 8.26 7.03 8.43 0.94 0.92 Janus Short-Term Bond Fund (8,14,17,18) 9/92 4.91 2.60 3.29 4.61 4.68 1.07 0.66 Janus Federal Tax-Exempt Fund (14,17,19) 5/93 4.90 2.96 4.46 4.40 4.56 0.97 0.56 Asset Allocation Funds Janus Smart Portfolio-Growth (20) 12/05 12.87 -- -- -- 16.83 1.14 1.00 Janus Smart Portfolio-Moderate (20) 12/05 10.63 -- -- -- 13.17 1.16 0.95 Janus Smart Portfolio-Conservative (20) 12/05 9.39 -- -- -- 10.61 1.42 0.91 Average Annual Total Returns (%) for Periods Ended 3/31/07 (1) as of 10/31/06 Annual Expense Ratio

Notes: All figures unaudited. Closed to new investors. This Fund has a performance-based management fee that adjusts upward or downward based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details. Effective January 1, 2007, Janus Global Research Fund compares its performance to the Morgan Stanley Capital International (“MSCI”) World Growth Index, and such benchmark index is used to calculate the Fund’s performance-based adjustment to the investment advisory fee for periods after January 1, 2007. Effective with purchases on and after May 15, 2007, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower. Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers, the Fund’s total returns would have been lower. The Fund held approximately 15.18% of its assets in Indian securities as of December 31, 2006 and the Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India. The Fund will invest at least 80% of its net assets in the type of securities described by its name. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The Fund held approximately 10.11% and 15.57% of its assets in Indian and Brazilian securities, respectively, as of December 31, 2006, and the Fund has experienced significant gains due, in part, to its investments in India and Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India and/or Brazil. For the period from July 1, 2006 through January 31, 2007, Janus Capital has contractually agreed to waive its right to receive a portion of the management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. For more details please call 877-33JANUS (52687) for a prospectus supplement. Returns shown for Janus Mid Cap Value Fund prior to April 21, 2003 are those of Berger Mid Cap Value Fund. Returns shown for Janus Small Cap Value Fund prior to April 21, 2003 are those of Berger Small Cap Value Fund. As of March 31, 2007, the 30-day SEC Yield was 4.10% on Janus Federal Tax-Exempt Fund, 4.74% on Janus Flexible Bond Fund, 6.86% on Janus High-Yield Fund and 4.65% on Janus Short-Term Bond Fund. Effective May 15, 2007, Ron Speaker will no longer be the Portfolio Manager of Janus Flexible Bond Fund, and Gibson Smith and Darrell Watters will be the Fund’s Co-Portfolio Managers. Janus Capital has contractually agreed to waive the Fund’s operating expenses (excluding any expenses for brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver is detailed in the Statement of Additional Information. Total returns and yields shown include fee waivers, if any, and without such waivers, the Fund’s yield and total returns would have been lower. Latest fund performance (cont’d)

Latest fund performance (cont’d) Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. A fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the fund(s) may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPO”s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com for more information about risk, fund holdings and details. The proprietary mathematical process used by Enhanced Investment Technologies LLC (“INTECH”) may not achieve the desired results. Since the portfolio is regularly balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the fund by the portfolio manager. Notes: Janus Capital has contractually agreed to waive Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund’s total operating expenses to the levels indicated in the prospectus until at least March 1, 2008. Without such waivers, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund’s yield as of March 31, 2007 would have been 4.28% and 3.71%, respectively and total returns would have been lower. Effective May 15, 2007, Gibson Smith will no longer be the Portfolio Manager of Janus Short-Term Bond Fund, and Jason Groom and Darrell Watters will be the Fund’s Co-Portfolio Managers. Income may be subject to state or local taxes and to a limited extent certain federal tax. Capital gains are subject to federal, state and local taxes. Janus Capital has contractually agreed to waive each Portfolio’s total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least March 1, 2008. For a period of three years subsequent to the Portfolios’ commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio’s expense ratio, including recovered expenses, falls below the respective expense limit. The expense waivers are detailed in the Statement of Additional Information. Total returns shown include fee waivers and without such waivers total returns would have been lower.

Latest INTECH standardized performance (1)

Composite and Respective Index (Returns shown net of fees)	Inception Date	Annualized Returns (%) for Periods Ended 3/31/07 1 Year	3 Year	5 Year	10 Year	Since Inception
Enhanced Plus Composite	7/87	11.37	12.13	8.35	10.51	11.95
S&P 500® Index		11.83	10.05	6.27	8.20	10.63
Large Cap Growth Composite	7/93	3.78	8.21	7.45	13.50	14.80
S&P 500® / Citigroup Growth Index		8.07	6.73	3.32	6.68	9.86
Broad Large Cap Growth Composite	11/00	5.09	8.58	5.79	--	0.42
Russell 1000® Growth Index		7.06	7.02	3.48	--	(4.20)
Broad Enhanced Plus Composite	4/01	11.06	11.78	8.41	--	8.03
Russell 1000® Index		11.85	10.73	6.92	--	5.89
Enhanced Index Composite	4/98	10.46	10.67	6.87	--	5.62
S&P 500® Index		11.83	10.05	6.27	--	4.50
Large Cap Core Composite	8/01	9.73	13.07	9.49	--	7.97
S&P 500® Index		11.83	10.05	6.27	--	4.68
Broad Large Cap Value Composite	8/04	15.24	--	--	--	17.09
Russell 1000® Value Index		16.81	--	--	--	16.58
Global Core Composite	1/05	16.33	--	--	--	17.12
MSCI Developed World Index		16.00	--	--	--	14.71
Large Cap Value Composite	7/93	16.34	15.33	11.36	11.86	13.22
S&P 500® / Citigroup Value Index		15.62	13.38	9.17	9.28	11.26

Note:
(1) Returns for periods greater than 1-year are annualized. Past performance cannot guarantee future results. Please see notes to performance on p. 27.

26

Latest INTECH standardized performance (cont’d) Your principal may be at risk during adverse market periods. Performance of the composite reflects reinvestment of dividends and other earnings. Portfolio results shown are the time-weighted rates of return using daily valuation. Net performance results are reduced by the maximum fee charged by INTECH for each product listed. Composites include all actual, fee-paying discretionary accounts with comparable investment objectives and risks under management for at least one month. The S&P 500®/Citigroup Growth Index is a capitalization-weighted index.  The S&P 500/Citigroup style indices allow for overlap between growth and value.  Approximately 1/3 of the market capitalization of the S&P 500 Index will represent pure growth and will be allocated to the growth index.  Approximately 1/3 of the market capitalization of the S&P 500 Index will represent pure value and will be allocated to the value index.  The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices.  The S&P 500/Citigroup style indices will be reconstituted annually.  The annual reconstitution of the S&P 500/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500/Barra Growth Index (the "Barra Index").  During the period from 1/01/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500/Citigroup Growth Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Growth index above is representative of this change. The S&P 500®/Citigroup Value Index is a capitalization-weighted index. The S&P 500/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500 Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500 Index will represent pure value and will be allocated to the value index.  The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500/Citigroup style indices will be reconstituted annually.  The annual reconstitution of the S&P 500/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500/Barra Value Index (the "Barra Index"). During the period from 1/01/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500/Citigroup Value Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Value Composite above is representative of this change. MSCI Developed World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure global developed market equity performance.